JPMORGAN TRUST I

J.P. Morgan Tax Aware Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware U.S. Equity Fund
(All Share Classes)

Supplement dated November 19, 2010
to the Prospectuses dated February 28, 2010, as supplemented

At a meeting held November 16-18, 2010, the Board of Trustees of JPMorgan Trust I (the “Board”) approved a number of proposals concerning the Funds listed above.

Merger Proposal

Subject to shareholder approval, the Board approved the merger of JPMorgan Tax Aware U.S. Equity Fund (the “Acquired Fund”) into JPMorgan Tax Aware Disciplined Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). This fund merger was recommended by the Funds’ adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), and the Funds’ administrator, JPMorgan Funds Management, Inc. (“JPMFM”), in an effort to eliminate overlapping product offerings and in order to take advantage of potential operational and administrative efficiencies that may result from the merger. After determining that (1) participation in the merger is in the best interests of the Funds and (2) the interests of the Funds’ existing shareholders will not be diluted as a result of the merger, the Board approved the merger.

JPMIM, JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have committed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the net expense level for each class of shares of the Acquiring Fund following the merger (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) at the level in effect prior to the merger for each acquired class of the Acquired Fund. These contractual fee waivers and/or expense reimbursements will stay in effect until March 25, 2012 for the Acquiring Fund, but there is no guarantee such waivers/reimbursements will be continued after March 25, 2012. If the merger is approved, shareholders will generally receive shares of the same class of the Acquiring Fund as they held in the Acquired Fund, except that Class B shareholders of the Acquired Fund will receive Class A Shares of the Acquiring Fund. The Acquiring Fund’s Class A Shares are subject to a distribution (Rule 12b-1) fee that is 50 basis points lower than the distribution (Rule 12b-1) fee for Class B Shares of the Acquired Fund, and as a result, after the merger, shareholders will hold shares with a lower expense cap than the previously held Class B Shares. Furthermore, the merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Acquired Fund. Shareholder approval will be sought at a special meeting of shareholders expected to be held on or about March 16, 2011. If you own shares of the Acquired Fund as of the record date for the special meeting of shareholders, you will receive (i) a Prospectus/Proxy Statement describing in detail both the proposed merger and the Acquiring Fund, and summarizing the Board’s considerations in recommending that shareholders approve the reorganization and (ii) a proxy card and instructions on how to submit your vote.

If the merger is approved by the shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund (except that Class B Shares of the Acquired Fund will receive Class A shares of the Acquiring Fund) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the merger. If the merger is approved by shareholders, it is expected to close on March 25, 2011 or on another date as the parties to the transaction shall agree.

SUP-TA-MERGE-1110

Name Change and Revisions to the Investment Strategies for the Acquiring Fund

The Board approved a change in the name of the Acquiring Fund to JPMorgan Tax Aware Equity Fund, effective December 10, 2010. Also effective December 10, 2010, the Board approved certain revisions to the investment strategies for the Acquiring Fund so that the strategy disclosure better reflects the fact that the two Funds are currently being managed in a substantially similar manner. As a result, the first paragraph of the Fund’s “What are the Fund’s main investment strategies?” is hereby deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategy, the Fund primarily invests in common stocks of large and medium capitalization U.S. companies. Large and medium capitalizations are companies with market capitalizations equal to those within the universe of the S&P 500 Index at the time of purchase.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so that they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

In connection with these changes, the following is added under “The Fund’s Main Investment Risks” effective December 10, 2010:

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

These name change, investment strategy and risk revisions will continue to be reflected in the Acquiring Fund’s prospectus whether or not the merger is approved by shareholders of the Acquired Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE